EXHIBIT 10.28

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

This First Amendment to Eighth Restated Credit Agreement (this “First Amendment”) is effective as of July 26, 2010 (the “First Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement in certain respects.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1 Amended and Restated Definitions. The definitions of “Consolidated EBITDAX” and “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Consolidated EBITDAX” means with respect to Parent and the Consolidated Restricted Subsidiaries for any applicable period: (a) Consolidated Net Income of Parent and the Consolidated Restricted Subsidiaries for such period, plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of (i) income or material franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; (iv) any non-cash losses or charges on any Swap Agreement, including those resulting from the requirements of ASC Topic 815, for that period; (v) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business), including, without limitation, non-cash employee compensation; (vi) costs and expenses associated with, and attributable to, oil and gas capital expenditures that are expensed rather than capitalized; and (vii) reasonable and customary expenses and fees up to a maximum aggregate amount of $4,500,000 incurred in connection with the Closing Transactions (including, without limitation, in connection with the termination or monetization of Swap Agreements that occurred contemporaneously with the refinancing of the Existing Indebtedness) to the extent such expenses and fees were incurred and paid on or before June 30, 2010; less, to the extent included in the calculation of Consolidated Net Income, (c) the sum of (i) the income of any Person (other than Wholly-Owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business); (iii) any non-cash gains on any Swap Agreement, including those resulting from the requirements of ASC Topic 815, for that period; (iv) any cash proceeds received from the termination or other monetization of any Swap Agreement (including, as applicable, any trade confirmations made pursuant thereto) unless such termination or other monetization was permitted under Section 9.12 hereof, and (v) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring “cash” losses. Notwithstanding anything to the contrary contained herein, all calculations of Consolidated EBITDAX shall be (A) in all respects, acceptable to, and approved by, the Administrative Agent, (B) for any applicable period of determination during which a Credit Party has consummated an acquisition or disposition (to the extent permitted hereunder) of Properties, calculated and determined on a pro forma basis as if such acquisition or disposition was consummated on the first day of such applicable period, and (C) calculated, determined and adjusted for any applicable period to exclude any income, loss or other adjustments with respect to Unrestricted Subsidiaries determined in accordance with GAAP, except income received pursuant to a cash distribution shall be included in the calculation of Consolidated EBITDAX.

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

1.2 Additional Definition. Section 1.02 of the Credit Agreement shall be amended to add the following definition to such Section in appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Eighth Restated Credit Agreement dated effective as July 26, 2010, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.

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SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.

2.2 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this First Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

3.2 Due Authorization: No Conflict. The execution, delivery and performance by Parent and Borrowers of this First Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.

3.3 Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this First Amendment.

4.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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4.3 Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

4.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Parent, Borrowers and Majority Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

4.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

4.7 Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.8 Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

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PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.
NORAM PETROLEUM, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2 , L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A. , as Administrative Agent and a Lender

	By:	/s/ Mark E. Olson
Mark E. Olson,
Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	CAPITAL ONE, N.A.,
as a Lender

	By:	/s/ Scott L. Joyce
Scott L. Joyce
Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	ROYAL BANK OF CANADA,
as a Lender

	By:	/s/ Don J. Mckinnerney
	Name:	Don J. Mckinnerney
	Title:	Authorized Signatory

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	UBS LOAN FINANCE LLC,
as a Lender

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ Omar Musule
	Name:	Omar Musule
	Title:	Associate Director

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	SOCIÉTÉ GÉNÉRALE,
as a Lender

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	WELLS FARGO BANK, N.A.,
as a Lender

	By:	/s/ J. Alan Alexander
	Name:	J. Alan Alexander
	Title:	Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	BANK OF SCOTLAND plc,
as a Lender

	By:	/s/ JULIA R. FRANKLIN
	Name:	JULIA R. FRANKLIN
	Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	COMERICA BANK,
as a Lender

	By:	/s/ DUSTIN HANSEN
	Name:	DUSTIN HANSEN
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	NATIXIS,
as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

	By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	ALLIED IRISH BANKS, p.l.c,
as a Lender

	By:	/s/ MARK CONNELLY
	Name:	MARK CONNELLY
	Title:	SVP

	By:	/s/ EDWARD M. FENK
	Name:	EDWARD M. FENK
	Title:	V. P.

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David T. Helffrich
	Name:	David T. Helffrich
	Title:	AVP

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	COMPASS BANK,
as a Lender

	By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

	By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	MIKHAIL FAYBUSOVICH
	Title:	VICE PRESIDENT

	By:	/s/ VIPUL DHADDA
	Name:	VIPUL DHADDA
	Title:	ASSOCIATE

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	ING CAPITAL LLC,
as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	UNION BANK, N.A.,
as a Lender

	By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE

FIRST AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT